Share-Based Compensation	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
Share-Based Compensation	Share-Based Compensation
Equity-Based Compensation Plan
In 2023, the Company's shareholders approved the Hawthorn Bancshares, Inc. Equity Incentive Plan (the "Equity Plan"), which was previously approved by the Company's Board of Directors (the "Board"). The purpose of the Equity Plan is to allow eligible participants of the Company and its subsidiaries to acquire or increase a proprietary and vested interest in the growth and performance of the Company. The Equity Plan is also designed to assist the Company in attracting and retaining selected service providers by providing them with the opportunity to participate in the success and profitability of the Company. The terms of the Equity Plan provide for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, other equity-based awards and cash awards. Subject to certain adjustments, the maximum number of shares of the Company's common stock that may be delivered pursuant to awards under the Equity Plan is 203,000 shares. As of December 31, 2025, there were 145,065 shares of common stock that may be granted under the Equity Plan for future award issuances. Eligible participants under the Equity Plan include all employees, non-employee directors and consultants of the Company or its subsidiaries. The Equity Plan is administered by the Board or a committee thereof.
The Compensation Committee adopted a form of restricted stock unit award agreement (service-based vesting). The Company issues restricted share units ("RSUs") to provide additional incentives to key officers, employees, and non-employee directors. Awards are granted as determined by the Compensation Committee. The service-based RSUs vest, and shares of common stock are issued, in equal installments on the first, second, and third anniversaries of the date of grant.
The following table summarizes the status of the Company's RSUs for the years ended December 31, 2025, 2024 and 2023.

	For the year ended December 31,
	2025		2024		2023
(dollars in thousands, except per share amounts)	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value
Non-vested beginning of year	35,336	$22.84	18,277	$20.63	—	$—
Granted	18,174	30.94	23,151	24.68	18,277	20.63
Vested	13,806	22.32	6,092	23.81	—	—
Forfeited	667	32.01	—	—	—	—
Non-vested end of year	39,037	$26.64	35,336	$22.84	18,277	$20.63

The fair value of the RSUs units is determined using the Company’s stock price on the date of grant. Total share-based compensation expense recognized for these RSUs was $392,000, $184,000, and $42,000 for the years ended December 31, 2025, 2024, and 2023 respectively. The Company's income tax expense included an immaterial amount of tax benefit for the years ended December 31, 2025 and 2024 related to the vesting and forfeiture of equity-based awards.
At December 31, 2025, there was $0.8 million of total unrecognized compensation expense related to RSUs that is expected to be recognized over a weighted-average period of 2.1 years.